UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): April 1, 2019

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3801, Block A, China Shine Plaza No. 9 Lin He Xi Road Tianhe District, Guangzhou City, P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn. Marc J. Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, (ii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (iii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 29, 2019, the Board of Directors (the “Board”) of Sino Agro Food, Inc. (the “Company”) appointed Colanukuduru Ravindran as an independent director of the Company effective immediately. Mr. Ravindran will receive an annual fee of $60,000, payable in monthly installments, and be required to comply with certain confidentiality provisions. He will also be entitled to receive, on an annual basis, shares of the Company’s common stock having a value equal to $60,000

Colanukuduru Ravindran

Mr. Ravindran has been serving as a director and as an executive in a variety of industries including energy (e.g. oil & gas) and information technology with 36 years of experience in strategy, finance, fundraising, and “techno commercial”, in the U.S., India and Singapore. From 2011 to 2015, Mr. Ravindran served as the Chief Executive Officer of Terrasoft, a software development and services company. Beginning in 2015 through the present, Mr. Ravindran has acted as the Director at Union King Corporation and Atlantic Resources, a company based out of Hong Kong that is involved in worldwide trading of garments, electronic household goods, seafood etc. IN addition, in 2016 he was appointed as Director of Triway Industries Ltd, an independent private limited company based in Hong Kong. Mr. Ravindran received a Bachelor’s degree in Chemical Technology from Annamalai Uninversity in Tamilnadu, India in 1978 and subsequently obtained a post graduate degree in Plastics as well as in International Trade from the Indian Institute of Foreign Trade.

There are no arrangements or understandings between Mr. Ravindran and/or any other persons pursuant to which Mr. Ravindran was named as a director of the Company. Mr. Ravindran has no family relationships with any of the Company's directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Ravindran has been appointed to the audit committee of the Board.

Other than as set forth herein, Mr. Ravindran has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: April 1, 2019	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon
Chairman and Chief Executive Officer